INTERESTS IN JOINT OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2017
Kroondal Mine
Disclosure of joint operations [line items]
Schedule of joint operations

Figures in million - SA rand	2017	2016	2015
Loss on foreign exchange differences	(94.4)	(67.8)	-
Profit before tax	175.0	90.8	-
Profit for the year	175.0	90.8	-
Non-current assets	1,284.0	1,296.1	-
Current assets	1,400.5	1,208.1	-
Current liabilities	(283.2)	(288.7)	-
Net assets (50.0%)	2,401.3	2,215.5	-